Exhibit 10.1

January 30, 2023

VIA E-MAIL
Southwest Iowa Renewable Energy, LLC
10868 189th Street
Council Bluffs, IA 51503
Attn: Michael D. Jerke

RE: Southwest Iowa Renewable Energy, LLC

Dear Mr. Jerke:

Reference is made to that certain Fourth Amended and Restated Revolving Credit Note dated as of July 18, 2022 by Southwest Iowa Renewable Energy, LLC (the “Company”) to the order of Farm Credit Services of America, PCA (the “Note”). Capitalized terms not defined herein shall have the meanings set forth in the Note.

The Note is hereby amended by amending the Revolving Credit Facility Expiration Date set forth therein from “February 1, 2023” to “April 1, 2023”.

Except as specifically set forth herein, the Note shall remain in full force and effect as originally executed. Except for the specific amendment set forth herein, nothing herein shall be deemed to be an amendment of any provision contained in the Note and all such other provisions contained in the Note are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms.

It is important you keep this letter with your original loan documentation.

Sincerely,

/s/ Brook Stromer
Brook Stromer
CoBank, ACB
Vice President
Agribusiness Banking Group

CONSENTED TO AND AGREED UPON BY:

COMPANY:

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

By:	/s/ Michael D. Jerke
Name:	Michael D. Jerke
Title:	Chief Executive Officer

LENDER:

FARM CREDIT SERVICES OF AMERICA, PCA

By:	/s/ Brian Frevert
Name:	Brian Frevert
Title:	VP

FARM CREDIT SERVICES OF AMERICA, FLCA

By:	/s/ Brian Frevert
Name:	Brian Frevert
Title:	VP